Exhibit 99(h)(2)(ii)

SCHEDULE A
 (as of May 1, 2011)

TRANSAMERICA FUNDS

Portfolio	Administrative Fee (of daily net assets)
Transamerica AEGON Flexible Income	0.02%
Transamerica AEGON High Yield Bond	0.02%
Transamerica AEGON Money Market	0.02%
Transamerica AEGON Short-Term Bond	0.02%
Transamerica AQR Managed Futures Strategy	0.02%
Transamerica Asset Allocation – Conservative Portfolio	0.0125%
Transamerica Asset Allocation – Growth Portfolio	0.0125%
Transamerica Asset Allocation – Moderate Growth Portfolio	0.0125%
Transamerica Asset Allocation – Moderate Portfolio	0.0125%
Transamerica BlackRock Global Allocation	0.02%
Transamerica BlackRock Large Cap Value	0.02%
Transamerica Cayman AQR Managed Futures Strategy, Ltd. (a subsidiary of Transamerica AQR Managed Futures Strategy)	0.02%[1]
Transamerica Cayman Goldman Sachs Commodity Strategy, Ltd. (a subsidiary of Transamerica Goldman Sachs Commodity Strategy)	0.02%[2]
Transamerica Clarion Global Real Estate Securities	0.02%
Transamerica Federated Market Opportunity	0.02%
Transamerica First Quadrant Global Macro	0.02%
Transamerica Goldman Sachs Commodity Strategy	0.02%
Transamerica Hansberger International Value	0.02%
Transamerica Jennison Growth	0.02%
Transamerica JPMorgan Core Bond	0.02%
Transamerica JPMorgan International Bond	0.02%
Transamerica JPMorgan Long/Short Strategy	0.02%
Transamerica JPMorgan Mid Cap Value	0.02%
Transamerica Loomis Sayles Bond	0.02%
Transamerica MFS International Equity	0.02%
Transamerica Morgan Stanley Capital Growth	0.02%
Transamerica Morgan Stanley Emerging Markets Debt	0.02%
Transamerica Morgan Stanley Growth Opportunities	0.02%
Transamerica Morgan Stanley Mid-Cap Growth	0.02%
Transamerica Morgan Stanley Small Company Growth	0.02%
Transamerica Multi-Managed Balanced	0.0125%
Transamerica Multi-Manager Alternative Strategies Portfolio	0.0125%
Transamerica Multi-Manager International Portfolio	0.0125%
Transamerica Neuberger Berman International	0.02%
Transamerica Oppenheimer Developing Markets	0.02%
Transamerica Oppenheimer Small- & Mid-Cap Value	0.02%
Transamerica PIMCO Real Return TIPS	0.02%
Transamerica PIMCO Total Return	0.02%

[1] So as to avoid duplicative fees, for purposes of calculating Administrative Services Fee rates ,the assets in Transamerica Cayman AQR Managed Futures Strategy, Ltd. will be aggregated with the assets of Transamerica AQR Managed Futures Strategy.

[2] So as to avoid duplicative fees, for purposes of calculating Administrative Services Fee rates, the assets in Transamerica Cayman Goldman Sachs Commodity Strategy, Ltd. will be aggregated with the assets of Transamerica Goldman Sachs Commodity Strategy.

TRANSAMERICA FUNDS (con’t)

Portfolio	Administrative Fee (of daily net assets)
Transamerica Schroders International Small Cap	0.02%
Transamerica Systematic Small/Mid Cap Value	0.02%
Transamerica Third Avenue Value	0.02%
Transamerica Thornburg International Value	0.02%
Transamerica TS&W International Value	0.02%
Transamerica UBS Large Cap Value	0.02%
Transamerica Water Island Arbitrage Strategy	0.02%
Transamerica WMC Diversified Equity	0.02%
Transamerica WMC Diversified Growth	0.02%
Transamerica WMC Emerging Markets	0.02%
Transamerica WMC Quality Value	0.02%

TRANSAMERICA SERIES TRUST

Portfolio	Administrative Fee (of daily net assets)
Transamerica AEGON Active Asset Allocation - Conservative VP	0.02%
Transamerica AEGON Active Asset Allocation - Moderate VP	0.02%
Transamerica AEGON Active Asset Allocation - Moderate Growth VP	0.02%
Transamerica AEGON High Yield Bond VP	0.02%
Transamerica AEGON Money Market VP	0.02%
Transamerica AEGON U.S. Government Securities VP	0.02%
Transamerica AllianceBernstein Dynamic Allocation VP	0.02%
Transamerica Asset Allocation – Conservative VP	0.0125%
Transamerica Asset Allocation – Growth VP	0.0125%
Transamerica Asset Allocation – Moderate VP	0.0125%
Transamerica Asset Allocation - Moderate Growth VP	0.0125%
Transamerica BlackRock Global Allocation VP	0.02%
Transamerica BlackRock Large Cap Value VP	0.02%
Transamerica BlackRock Tactical Allocation VP	0.02%
Transamerica Clarion Global Real Estate Securities VP	0.02%
Transamerica Efficient Markets VP	0.02%
Transamerica Foxhall Emerging Markets/Pacific Rim VP	0.02%
Transamerica Foxhall Global Commodities & Hard Assets VP	0.02%
Transamerica Foxhall Global Conservative VP	0.02%
Transamerica Foxhall Global Growth VP	0.02%
Transamerica Hanlon Balanced VP	0.02%
Transamerica Hanlon Growth VP	0.02%
Transamerica Hanlon Growth and Income VP	0.02%
Transamerica Hanlon Managed Income VP	0.02%
Transamerica Index 35 VP	0.02%
Transamerica Index 50 VP	0.02%
Transamerica Index 75 VP	0.02%
Transamerica Index 100 VP	0.02%
Transamerica International Moderate Growth VP	0.0125%
Transamerica Jennison Growth VP	0.02%
Transamerica JPMorgan Core Bond VP	0.02%
Transamerica JPMorgan Enhanced Index VP	0.02%
Transamerica JPMorgan Mid Cap Value VP	0.02%

TRANSAMERICA SERIES TRUST (con’t)	Administrative Fee (of daily net assets)

Transamerica JPMorgan Tactical Allocation VP	0.02%
Transamerica Madison Balanced Allocation VP	0.02%
Transamerica Madison Conservative Allocation VP	0.02%
Transamerica Madison Diversified Income VP	0.02%
Transamerica Madison Large Cap Growth VP	0.02%
Transamerica Madison Moderate Growth Allocation VP	0.02%
Transamerica MFS International Equity VP	0.02%
Transamerica Morgan Stanley Active International Allocation VP	0.02%
Transamerica Morgan Stanley Capital Growth VP	0.02%
Transamerica Morgan Stanley Growth Opportunities VP	0.02%
Transamerica Morgan Stanley Mid-Cap Growth VP	0.02%
Transamerica Multi-Managed Balanced VP	0.02%
Transamerica Multi Managed Large Cap Core VP	0.02%
Transamerica PIMCO Real Return TIPS VP	0.02%
Transamerica PIMCO Total Return VP	0.02%
Transamerica ProFund UltraBear VP	0.02%
Transamerica Systematic Small/Mid Cap Value VP	0.02%
Transamerica T.Rowe Price Small Cap VP	0.02%
Transamerica Third Avenue Value VP	0.02%
Transamerica WMC Diversified Equity VP	0.02%
Transamerica WMC Diversified Growth VP	0.02%
Transamerica WMC Diversified Growth II VP	0.02%

TRANSAMERICA INCOME SHARES, INC.

Administrative Fee (of daily net assets)
Transamerica Income Shares, Inc.	0.02%

TRANSAMERICA PARTNERS FUNDS GROUP

Portfolio	Administrative Fee (of daily net assets)
Transamerica Partners Balanced	0.30%
Transamerica Partners Core Bond	0.30%
Transamerica Partners Large Growth	0.30%
Transamerica Partners Large Core	0.30%
Transamerica Partners High Quality Bond	0.30%
Transamerica Partners High Yield Bond	0.30%
Transamerica Partners Inflation-Protected Securities	0.30%
Transamerica Partners International Equity	0.30%
Transamerica Partners Mid Growth	0.30%
Transamerica Partners Mid Value	0.30%
Transamerica Partners Money Market	0.30%
Transamerica Partners Small Growth	0.30%
Transamerica Partners Small Value	0.30%
Transamerica Partners Small Core	0.30%
Transamerica Partners Stock Index	*
Transamerica Partners Large Value	0.30%
Transamerica Institutional Asset Allocation - Intermediate Horizon	**
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	**

TRANSAMERICA PARTNERS FUNDS GROUP (con’t)	Administrative Fee (of daily net assets)

Transamerica Institutional Asset Allocation - Long Horizon	**
Transamerica Institutional Asset Allocation – Short Horizon	**
Transamerica Institutional Asset Allocation – Short/Intermediate Horizon	**

TRANSAMERICA PARTNERS FUNDS GROUP II
Portfolio	Administrative Fee (of daily net assets)
Transamerica Partners Institutional Balanced	0.05%
Transamerica Partners Institutional Core Bond	0.05%
Transamerica Partners Institutional Large Growth	0.05%
Transamerica Partners Institutional Large Core	0.05%
Transamerica Partners Institutional High Quality Bond	0.05%
Transamerica Partners Institutional High Yield Bond	0.05%
Transamerica Partners Institutional Inflation-Protected Securities	0.05%
Transamerica Partners Institutional International Equity	0.05%
Transamerica Partners Institutional Mid Growth	0.05%
Transamerica Partners Institutional Mid Value	0.05%
Transamerica Partners Institutional Money Market	0.05%
Transamerica Partners Institutional Small Growth	0.05%
Transamerica Partners Institutional Small Value	0.05%
Transamerica Partners Institutional Small Core	0.05%
Transamerica Partners Institutional Stock Index	*
Transamerica Partners Institutional Large Value	0.05%
Transamerica Asset Allocation - Intermediate Horizon	**
Transamerica Asset Allocation - Intermediate/Long Horizon	**
Transamerica Asset Allocation - Long Horizon	**
Transamerica Asset Allocation - Short Horizon	**
Transamerica Asset Allocation - Short/Intermediate Horizon	**

*

Transamerica Partners Stock Index and Transamerica Partners Institutional Stock Index each pay a fee pursuant to an advisory contract with Transamerica Asset Management, Inc. which includes the provision of administrative services. No separate amounts are payable to TFS hereunder.

**

Each Strategic Allocation Fund and Institutional Strategic Allocation Fund bears the administrative fees of the underlying funds in which it invests and no separate administrative fees are payable to TFS under this agreement.